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                              AMENDMENT NO. 2 to
                           THE FAIRCHILD CORPORATION
                          STOCK OPTION DEFERRAL PLAN

Date of Stock Option Deferral Plan:          February 9, 1998
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Date of Amendment No. 2:                     June 28, 2000
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Recitals

A.   The Fairchild Corporation, a Delaware corporation (the "Corporation") by
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     resolution of its Board of Directors (the "Board"), adopted The Fairchild
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     Corporation Stock Option Deferral Plan (the "Plan") effective as of
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     February 9, 1998.

B. The Plan provides for the issuance of Deferred Compensation Units to Plan Participants who elect to defer the gain upon exercise of stock options. Deferred Compensation Units means the right to receive a specified number of shares of common stock of the Corporation, determined by dividing the deferred gain by the fair market value of the Corporation's common stock as of the deferral date.

C. The Plan is administered by the Board's Compensation and Stock Option Committee (the "Committee").
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D.   Article VII of Plan provides that the Committee may amend the Plan.

E. Section 4.4 of the Plan provides that the Committee may make equitable adjustments to the number of Deferred Compensation Units in the event of a stock split, stock dividend, stock exchange or other similar corporate change.

F. The Corporation declared a stock dividend, pursuant to which each share of the Corporation's Stock outstanding as of April 3, 2000, was entitled to receive 0.0475 shares of Global Sources Ltd. (the "Spin Off").
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The Committee wishes to adjust the Deferred Compensation Units as an equitable adjustment for the Spin Off. The Committee approved such adjustment by telephonic meeting on April 6, 2000. The Board ratified such adjustment by telephonic meeting on April 6, 2000.

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

Now, Therefore, the Plan is amended as follows:

1.   Spin Off Shares.  A new Section 4.7 is added to the Plan, to read in its
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     entirety as follows:

          Section 4.7:  Spin Off Shares:  Spin Off Share Equivalents shall be
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          credited to each Participant's Account as of April 3, 2000.

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          As used herein "Spin Off Share Equivalents" means the right of a
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          Participant to receive a specified number of shares of Global Sources
          Ltd., equal to (a) 0.0475 shares of Global Sources Ltd., multiplied by
          (b) the number of Deferred Compensation Units credited the Account of the Participant as of April 3, 2000.

          The aggregate number of Deferred Compensation Units credited to the Participants' Accounts as of April 3, 2000 is 166,722. The
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          Corporation shall cause to be issued in the name of the Plan 7,916
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          shares of Global Sources Ltd., to be held by the Plan in order to satisfy its obligations under this Section 4.7.

2.   Miscellaneous.  Except as amended hereby, the Plan shall remain in full
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     force and effect.  This Amendment No. 1 to the Plan is effective as of June
     28, 2000.

In witness whereof, the Committee has caused this Amendment No. 1 to be signed as of June 28, 2000.

/s/ MELVILLE BARLOW                               /s/ DANIEL LEBARD
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    Melville Barlow                                   Daniel Lebard


/s/ PHILIP DAVID                                  /s/ HERBERT S. RICHEY
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    Philip David                                      Herbert S. Richey

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